UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number                            811-22517

GAI Corbin Multi-Strategy Fund, LLC
(Exact name of registrant as specified in charter)

c/o Wells Fargo Investment Institute, Inc.
Global Alternative Investments
401 South Tryon Street Charlotte, NC 28202
(Address of principal executive offices) (Zip code)
Lloyd Lipsett
Wells Fargo Law Department
J9201-210
200 Berkeley Street
Boston, MA 02116
(Name and address of agent for service)

Registrant's telephone number, including area code:               (866) 440-7460

Date of fiscal year end: March 31

Date of reporting period: December 31, 2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) As of December 31, 2015

Strategy	Investments	Cost	Fair Value
Investment Funds - 80.39%
Asset-Backed Securities - 14.45%
	East Lodge Capital Credit Opportunities Fund Ltd.	$6,000,000	$5,990,602
	Perella Weinberg Partners Asset Based Value Offshore Fund LP	2,061,511	2,494,372
	Pine River Fixed Income Fund Ltd.	1,708,038	1,980,456
	Seer Capital Partners Offshore Fund Ltd.	6,350,000	7,344,725
	Serengeti Lycaon Overseas Ltd.	4,599,401	6,461,541
	Serengeti Segregated Portfolio Company, Ltd.	234,651	361,326
	VPC Offshore Unleveraged Private Debt Fund Feeder, L.P.	3,500,000	3,588,860
			28,221,882
Equity Special Situations - 5.08%
	Ironsides Partners Special Situations Offshore Fund Ltd.	684,742	716,942
	Jet Capital Concentrated Offshore Fund, Ltd.	3,009,036	3,215,519
	Jet Capital Select Opportunities Offshore Fund, Ltd.	3,100,000	2,856,397
	Senator Global Opportunity Offshore Fund Ltd.	3,000,000	3,134,916
			9,923,774
Event Driven/Distressed - 16.86%
	Anchorage Capital Partners Offshore, Ltd.	10,118,631	12,454,855
	Archer Capital Fund LP*	13,608	8,370
	Drawbridge Special Opportunities Fund, L.P.*	599,428	1,116,304
	Garrison Special Opportunities Fund LP*	496,574	389,224
	King Street Europe, Ltd.	875,125	1,017,940
	New Point V Ltd.	70,065	69,596
	New Point VII Ltd.	464,100	346,038
	Redwood Argentina Offshore Fund, Ltd.	2,000,000	2,250,493
	Redwood Offshore Fund, Ltd.	7,900,000	9,641,926
	Venor Capital Offshore Ltd.	5,470,905	5,618,299
			32,913,045
Global Macro - 13.09%
	Autonomy Global Macro Fund Ltd.	6,104,749	6,826,443
	D.E. Shaw Oculus International Fund	5,326,248	6,072,711
	Discovery Global Macro Fund Ltd.	7,469,035	7,010,475
	Dymon Asia Macro Fund	3,150,000	3,058,935
	Tyticus Partners II Ltd.	83,103	54,607
	WCG Offshore Fund, Ltd.	2,125,312	2,539,263
			25,562,434

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2015

Strategy	Investments	Cost	Fair Value
	Investment Funds - 80.39% (continued)
	Long/Short Equity - 19.04%
	Cadian Offshore Fund Ltd.	$4,190,417	$5,107,378
	Marble Arch Offshore Partners Ltd.	6,115,426	7,360,207
	Pelham Long/Short Fund Ltd.	5,900,000	8,782,850
	Squadra Equity Fund Ltd.	2,566,380	1,445,045
	SRS Partners, Ltd.	4,941,216	8,216,116
	SRS Special Opportunities III, LP	750,000	678,612
	SRS Special Opportunities Master II LP	926,721	419,349
	Tekne Offshore Fund, Ltd.	5,200,000	5,133,595
	TPG-Axon Partners, LP*	41,135	24,915
			37,168,067
	Relative Value - 11.87%
	D.E. Shaw Composite International Fund	7,000,000	9,733,878
	Kildonan Castle Global Credit Opportunity Fund Ltd.	3,178,412	2,980,516
	Myriad Opportunities Offshore Fund Ltd.	5,000,000	5,534,377
	QVT SLV Onshore Ltd*	14,369	30,495
	QVT Special Investment Onshore Fund Ltd*	10,165	14,622
	Whitebox Asymmetric Opportunities Fund, Ltd	5,000,000	4,887,499
			23,181,387
	Investments in Securities - 6.11%
	Collateralized Loan Obligation - 0.39%
	Anchorage Capital CLO 4 Ltd.
	(Interest Rate: 0.00%; Maturity Date: 7/28/2026;
	Par Value: $1,315,789)	844,098	763,158
	Equity - 5.72%
	BH Macro Ltd.	2,602,234	2,565,031
	Garrison Capital, Inc.	1,274,585	1,117,096
	Pershing Square Holdings, Ltd.	7,552,093	7,289,649
	Third Point Offshore Investors Ltd.	155,957	204,496
			11,176,272

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2015

Strategy	Investments	Strike Price	Expiration Date	Cost	Fair Value
Purchased Options - 0.03%
Index Options - 0.03%
	Put Option - OTC - Morgan Stanley
	Capital Services Inc., SPX	$2,070	01/15/2016	$50,740	$50,895
Total Investments (Cost $149,828,210**) - 86.53%					168,960,914
Other Assets and Liabilities, net - 13.47%					26,293,965
Net Assets - 100.00%					$195,254,879

Percentages shown are stated as a percentage of net assets as of December 31, 2015.  All investments in Investment Funds are non-income producing.

*	Investment Fund held in GAI Special Asset Holdings, Inc.

**	The cost and unrealized appreciation/(depreciation) of investments as of December 31, 2015, as computed for federal tax purposes, were as follows:

Aggregate cost	$176,288,047

Gross unrealized appreciation	$2,208,992
Gross unrealized depreciation	(9,536,125)
Net unrealized depreciation	$(7,327,133)

Investments by Strategy (as a percentage of total investments)
Investment Funds
Long/Short Equity	22.00%
Event Driven/Distressed	19.48
Asset-Backed Securities	16.70
Global Macro	15.13
Relative Value	13.72
Equity Special Situations	5.87
Total Investment Funds	92.90
Purchased Options	0.03
Investments in Securities
Equity	6.62
Collateralized Loan Obligation	0.45
Total Investments in Securities	7.07
100.00%

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2015

Credit Default Swaps Outstanding as of December 31, 2015:

Credit Default Swap Agreements on Credit Indices - Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments (Received)/ Paid
Morgan Stanley Capital Services Inc.	CDX.NA.HY.19	Buy	(5.00)	12/20/2017	$391,680	$(17,861)	$(11,532)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.22	Buy	(5.00)	6/20/2019	$739,200	(37,051)	(62,396)
Morgan Stanley Capital Services Inc.	CDX.NA.IG.18	Buy	(1.00)	6/20/2017	$1,520,000	(14,442)	10,538
						$(69,354)	$(63,390)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments (Received)/ Paid
Morgan Stanley Capital Services Inc.	Australia and New Zealand Banking Group Ltd	Buy	(1.00)	12/20/2016	$98,000	$(856)	$3,845
Morgan Stanley Capital Services Inc.	Capital One Bank (USA), National Association	Buy	(1.00)	6/20/2016	$100,000	(452)	(1,465)
Morgan Stanley Capital Services Inc.	Commonwealth Bank of Australia	Buy	(1.00)	12/20/2016	$98,000	(856)	3,845
Morgan Stanley Capital Services Inc.	Commonwealth of Australia	Buy	(1.00)	12/20/2016	$109,000	(997)	(972)
Morgan Stanley Capital Services Inc.	Federal Republic of Germany	Buy	(0.12)	9/20/2018	$114,000	(235)	4,324
Morgan Stanley Capital Services Inc.	Kingdom of Spain	Buy	(0.40)	3/20/2018	$21,000	53	3,611
Morgan Stanley Capital Services Inc.	National Australia Bank Ltd	Buy	(1.00)	12/20/2016	$49,000	(428)	1,923
Morgan Stanley Capital Services Inc.	People's Republic of China	Buy	(1.00)	6/20/2016	$100,000	(323)	(1,057)
Morgan Stanley Capital Services Inc.	The Goldman Sachs Group, Inc.	Buy	(0.47)	12/20/2017	$40,000	(31)	1,988
						$(4,125)	$16,042

(1)
If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either 1) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2015

Written Options Open as of December 31, 2015

Description	Strike Price	Expiration Date	Premium Received/(Paid)	Fair Value
Index Options
Put Option - OTC - Morgan Stanley
Capital Services Inc., SPX	$ 2,020	01/15/2016	$33,240	$(23,400)

Futures Contracts Open as of December 31, 2015
Description		Expiration Date	Premium Received/(Paid)	Fair Value
Index Futures
EURO-BUND		12/08/2015	$30	$7,713

A summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments as of December 31, 2015 was as follows:

Derivative instruments not accounted for as hedging instruments	Location on Consolidated Statement of Assets, Liabilities and Net Assets	Fair Value
Asset derivative instruments
Credit Contracts	Credit default swaps, at fair value	$53
Equity Contracts	Futures margin receivable	7,713
Equity Contracts	Purchased index option contracts, at fair value	50,895
Total asset derivative instruments		$58,661

Liability derivative instruments
Credit Contracts	Credit default swaps, at fair value	$(73,532)
Equity Contracts	Written index option contracts, at fair value	(23,400)
Total liability derivative instruments		$(96,932)

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) As of December 31, 2015

Net realized gain/(loss) and net change in unrealized appreciation/(depreciation) from investments in derivative instruments for the nine months ended December 31, 2015 were as follows:

Net Realized Gain/(Loss) on Derivative Instruments Recognized in Income on the Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options	Swaps	Futures/ Forwards	Total
Equity Contracts	$298,465	$–	$54,776	$353,241
Foreign Exchange Contracts	–	–	12,153	12,153
Credit Contracts	–	$12,178	–	12,178
Total	$298,465	12,178	$66,929	$377,572

Net Change in Unrealized Appreciation/(Depreciation) on Derivative Instruments Recognized in Income on the Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options	Swaps	Futures/ Forwards	Total
Equity Contracts	$(15,435)	$–	$7,713	$(7,722)
Credit Contracts	–	52,917	–	52,917
Total	$(15,435)	$52,917	$7,713	$45,195

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) December 31, 2015

Fair Value Measurements

The GAI Corbin Multi-Strategy Fund, LLC and its wholly-owned  subsidiary, GAI Special Asset Holdings, Inc. (together, the "Fund") invests in various collective investment vehicles ("Investment Funds").

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurement, defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. On May 1, 2015, FASB issued Accounting Standards Update ("ASU") 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).  ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value ("NAV") per share or its equivalent. ASU 2015-07 is generally effective for periods beginning after December 15, 2015 with earlier adoption permitted. The Fund elected to adopt ASU 2015-07 as of June 30, 2015. As a result, investments in Investment Funds with a fair value of $156,970,589 using their NAVs per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy.

Effective as of the close-of-business on December 31, 2015, the plan of reorganization (the "Reorganization Plan") closed between the Fund and an affiliated fund, the GAI Mesirow Insight Fund, LLC (the "Mesirow Fund"). The Reorganization Plan had been previously approved during a meeting of both the Fund's and the Mesirow Fund's Board of Managers held on September 10, 2015 and approved thereafter by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder) of the Mesirow Fund at a meeting of its shareholders held on October 27, 2015.  Accordingly, the information presented in the Fund's Consolidated Schedule of Investments includes the assets and liabilities of the Mesirow Fund that were acquired by the Fund under the terms of the Reorganization Plan.

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy as determined by Wells Fargo Investment Institute, Inc. (the "Adviser") are:

•
Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

•
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) December 31, 2015

The fair value of written and purchased index options and futures contracts can be determined using unadjusted quoted prices and are generally categorized within Level 1 of the Fund’s fair value hierarchy. The fair value of credit default swaps and collateralized loan obligations can be determined by an independent pricing vendor deemed reliable by management using a pricing model. The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes. The Fund generally categorizes these investments within Level 2 of the fair value hierarchy.   In instances where significant inputs are  unobservable, they would be categorized as Level 3 in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Fund's investments and other financial instruments as of December 31, 2015 is as follows:

Description	Total Fair Value at December 31, 2015	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments
Assets
Futures	$7,713	$7,713	$–	$–
Credit Default Swaps	53	–	53	–
Purchased Options	50,895	50,895	–	–
Liabilities
Credit Default Swaps	(73,532)	–	(73,532)	–
Written Options	(23,400)	(23,400)	–	–
Investment Funds(1)	156,970,589	N/A	N/A	N/A
Investments in Securities
Collateralized Loan Obligation	763,158	–	763,158	–
Equity	11,176,272	11,176,272	–	–
Total Investments	$168,871,748	$11,211,480	$689,679	$–

(1)
Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, as ASU 2015-07 removes this requirement.

The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the nine month period ended December 31, 2015.

While redemptions from the Investment Funds are typically permitted daily, monthly, quarterly, semi-annually, annually or biennially, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund. Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund's ability to make withdrawals from those Investment Funds. No such restrictions were in place as of or during the nine month period ended December 31, 2015. As of December 31, 2015, the Fund had unfunded capital commitments of $3,535,900.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) December 31, 2015

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of December 31, 2015:

Asset-Backed Securities strategies are those in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed by physical collateral or other financial obligations (loans, credit cards) other than  those of a specific corporation.  Strategies employ an investment process designed to isolate attractive opportunities  between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery or other tangible financial commitments. Investment thesis may be predicated on an attractive spread given the nature and quality of the collateral, the liquidity characteristics of the underlying instruments and on issuance and trends in collateralized fixed income instruments, broadly speaking.

Equity Special Situations strategies generally employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst oriented situation. These involve both announced transactions as well as situations which pre-, post-date or situations in which no formal announcement is expected to occur.  Strategies employ an investment process focusing broadly on a wide spectrum of corporate life cycle investing, including but not limited to distressed, bankruptcy and post-bankruptcy security issuance, announced acquisitions and corporate division spin-offs, asset sales and other security issuance impacting an individual capital structure focusing primarily on situations identified via fundamental research which are likely to result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst. Strategies effectively employ primarily equity but also corporate debt exposure, and in general tend to focus more broadly on post-bankruptcy equity exposure and exit of restructuring proceedings.

Event Driven/Distressed strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company's financial structure or operating strategy. Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize.  In addition, accurately forecasting the  timing of an event is an important element impacting the realized return. The use of leverage varies considerably.

Global Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities. Investment managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Long/Short Equity strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities investment managers generally do not attempt to neutralize the amount of long  and short positions (i.e., they will be net long or net short). Investment managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions. Investment managers in this strategy usually employ a low to moderate degree of leverage.

GAI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (unaudited) (continued) December 31, 2015

Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed-income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, investment managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. In addition, investment managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

Please refer to the March 31, 2015 audited financial statements for full disclosure on the Fund's portfolio valuation methodology.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAI Corbin Multi-Strategy Fund, LLC

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	2/24/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	2/24/2016

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	2/24/2016

* Print the name and title of each signing officer under his or her signature.